UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                Date of Report:  June 14,2002
      (Date of Earliest Event Reported:  June 14, 2002)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)


        Delaware                 1-14365           76-0568816
(State or other jurisdiction   (Commission       (I.R.S. Employer
     of incorporation)        File Number)       of incorporation)

                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Item 5. Other Events

        This Current Report on Form 8-K includes the Computation of our Ratio of Earnings to Fixed Charges for the five years ended December 31, 2001, and for the three months ended March 31, 2001 and 2002.


Item 7.Financial Statements and Exhibits

       c)   Exhibits.

          Exhibit Number    Description
          --------------    ------------
              12.1          Computation of Ratio of Earnings to
                            Fixed Charges


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:  /s/Jeffrey I. Beason
                                 -----------------------
                                      Jeffrey I. Beason
                                    Senior Vice President
                                       and Controller
                                  (Principal Accounting
                                        Officer)


Date:  June 14, 2002


                        EXHIBIT INDEX


Exhibit Number   Description
--------------   -----------

  12.1           Computation of Ratio of Earnings to Fixed Charges